UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On October 24, 2006, Educate, Inc. (the “Company”) issued a press release announcing that the Negotiation Committee of its Board of Directors, which was formed for the purpose of reviewing the proposal that the Company received from a group including certain members of the Company’s management, has formally engaged Credit Suisse Securities (USA) LLC and Houlihan Lokey Howard & Zukin Capital, Inc. to continue assisting the committee as its financial advisors, and has retained Skadden, Arps, Slate, Meagher & Flom LLP and Hughes Hubbard & Reed LLP to serve as its legal counsel. The press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release of Educate, Inc. dated October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

By:	/s/ C. Alan Schroeder
Name: Title:	C. Alan Schroeder General Counsel and Secretary

Date: October 24, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release of Educate, Inc. dated October 24, 2006.